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                                EXHIBIT (5)(h)

                 FORM OF APPLICATION FOR TRANSAMERICA LANDMARK


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Transamerica Life           Mail the application and a check to                            Landmark
Insurance Company           Transamerica Life Insurance Company                    Variable Annuity
A Transamerica Company       Attn: Variable Annuity Dept.                               Application
                               4333 Edgewood Road N.E.
                             Cedar Rapids, IA 52499-0001
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1. OWNER INFORMATION  (If no Annuitant is specified in #2, the Owner will be the Annuitant.)
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In the event the owner and/or beneficiary is a trust, MUST COMPLETE and SUBMIT the Trustee certificate in form in the Additional Forms Booklet.

First Name: |__|__|__|__|__|__|__|__|__|__|__|__|
Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|
Address:_________________________________________
City, State: ____________________________________
Zip: _______-_______  Telephone: ( ) -___________
Date of Birth:___________________ Sex: [ ] Female
SS#:_____________________________      [ ] Male

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1b. JOINT OWNER(S)
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First Name: |__|__|__|__|__|__|__|__|__|__|__|__|
Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|
Address:_________________________________________
City, State: ____________________________________
Zip: _______-_______  Telephone: ( ) -___________
Date of Birth:___________________ Sex: [ ] Female
SS#:_____________________________      [ ] Male

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2. ANNUITANT Complete only if different from Owner.
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First Name: |__|__|__|__|__|__|__|__|__|__|__|__|
Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|
Address:_________________________________________
City, State: ____________________________________
Zip: _______-_______  Telephone: ( ) -___________
Date of Birth:___________________ Sex: [ ] Female
SS#:_____________________________      [ ] Male

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3. BENEFICIARY(IES) DESIGNATION
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Primary: _________________________________
  Relationship:___________________________   %
Contingent:_______________________________
  Relationship:___________________________   %

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4. TYPE OF ANNUITY
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[ ] Non-qualified   Qualified Types: [ ] IRA [ ]
                     [ ] Roth IRA [ ] SEP/IRA
[ ] 403(b) [ ] Keogh [ ] Roth Conversion
[ ] Other__________________________________________

IRA / SEP / ROTH IRA

$ _____________________Contribution for tax year
$ _____________________Trustee to Trustee Transfer
$ _____________________Rollover from [ ] IRA [ ] 403(b)
                       [ ] Pension
                       [ ] Other ____________________

ROTH IRA Rollover

|__|__|__|__|__|__|__|__|__| Date first established or
                             date of conversion
$___________________________ Portion previously taxed


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5 ALLOCATION OF PREMIUM PAYMENTS
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Complete initial premium allocations listed below in order to invest premium. If
Dollar Cost Averaging from the DCA Account, Government Securities Account and/or Money Market Account you must complete section 6 on the following page in order to begin the Dollar Cost Averaging Program.

Initial Premium $ ____________________________________ Make check payable to Transamerica Life Insurance Company.

VARIABLE OPTIONS:

Alger Aggressive Growth                             _______ .0%
Alliance Growth & Income Portfolio                  _______ .0%
Alliance Premier Growth Portfolio                   _______ .0%
American Century Income & Growth                    _______ .0%
American Century International                      _______ .0%
Capital Guardian Global Portfolio                   _______ .0%
Capital Guardian U.S. Equity Portfolio              _______ .0%
Capital Guardian Value Portfolio                    _______ .0%
Dreyfus Small Cap Value Portfolio                   _______ .0%
Dreyfus U.S. Government Securities Portfolio        _______ .0%
Endeavor Asset Allocation Portfolio                 _______ .0%
Endeavor Enhanced Index Portfolio                   _______ .0%
Endeavor High Yield Portfolio                       _______ .0%
Endeavor Janus Growth Portfolio                     _______ .0%
Endeavor Money Market Portfolio                     _______ .0%
Fidelity - VIP Equity-Income Portfolio              _______ .0%
Fidelity - VIP Growth Portfolio                     _______ .0%
Fidelity - VIP II Contrafund(R) Portfolio           _______ .0%
Fidelity - VIP III Growth Opportunities
  Portfolio                                         _______ .0%
Fidelity -  VIP III Mid Cap Portfolio               _______ .0%
Gabelli Global Growth                               _______ .0%
Goldman Sachs Growth                                _______ .0%
Great Companies - America/SM/                       _______ .0%
Great Companies - Global/2/                         _______ .0%
Great Companies - Technology/SM/                    _______ .0%
Janus Aspen - Aggressive Growth Portfolio           _______ .0%
Janus Aspen - Strategic Value Portfolio             _______ .0%
Janus Aspen - Worldwide Growth Portfolio            _______ .0%
Jennison Growth Portfolio                           _______ .0%
NWQ Value Equity                                    _______ .0%
Pilgrim Baxter Mid Cap Growth                       _______ .0%
Salomon All Cap                                     _______ .0%
Transamerica VIF Growth Portfolio                   _______ .0%
Transamerica VIF Small Company Portfolio            _______ .0%
T. Rowe Price Dividend Growth                       _______ .0%
T. Rowe Price Equity Income Portfolio               _______ .0%
T. Rowe Price Growth Stock Portfolio                _______ .0%
T. Rowe Price International Stock Protfolio         _______ .0%
T. Rowe Price Small Cap                             _______ .0%
Van Kampen Emerging Growth                          _______ .0%

FIXED OPTIONS:

(Please complete this to invest all or part of your premium into the DCA account here, then complete Section 6.)

Dollar Cost Averaging Account                       ________ .0%
1 Year Fixed Guarantee Period Option                ________ .0%
3 Year Fixed Guarantee Period Option                ________ .0%
5 Year Fixed Guarantee Period Option                ________ .0%
7 Year Fixed Guarantee Period Option                ________ .0%

       TOTAL VARIABLE AND FIXED                       100%


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6. DOLLAR COST AVERAGING PROGRAM
--------------------------------

If DCA is selected as an initial premium allocation option under Section 5, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

Please indicate the mode/frequency of the Dollar Cost Averaging Program.

[ ]Monthly / # of transfers __________ (6 months - 24 months)
[ ]Quarterly / # of transfers __________ (4 months - 8 months)

TRANSFER FROM:

[ ]DCA Fixed             [ ]Money Market
[ ]U.S. Gov't Securities

TRANSFER TO:

VARIABLE OPTIONS:

Alger Aggressive Growth                            _______.0%
Alliance Growth & Income Portfolio                 _______.0%
Alliance Premier Growth Portfolio                  _______.0%
American Century Income & Growth                   _______.0%
American Century International                     _______.0%
Capital Guardian Global Portfolio                  _______.0%
Capital Guardian U.S. Equity Portfolio             _______.0%
Capital Guardian Value Portfolio                   _______.0%
Dreyfus Small Cap Value Portfolio                  _______.0%
Dreyfus U.S. Government Securities Portfolio       _______.0%
Endeavor Asset Allocation Portfolio                _______.0%
Endeavor Enhanced Index Portfolio                  _______.0%
Endeavor High Yield Portfolio                      _______.0%
Endeavor Janus Growth Portfolio                    _______.0%
Endeavor Money Market Portfolio                    _______.0%
Fidelity - VIP Equity-Income Portfolio             _______.0%
Fidelity - VIP Growth Portfolio                    _______.0%
Fidelity - VIP II Contrafund(R) Portfolio          _______.0%
Fidelity - VIP III Growth Opportunities
  Portfolio                                        _______.0%
Fidelity -  VIP III Mid Cap Portfolio              _______.0%
Gabelli Global Growth                              _______.0%
Goldman Sachs Growth                               _______.0%
Great Companies - America(SM)                      _______.0%
Great Companies - Global/2/                        _______.0%
Great Companies - Technology(SM)                   _______.0%
Janus Aspen - Aggressive Growth Portfolio          _______.0%
Janus Aspen - Strategic Value Portfolio            _______.0%
Janus Aspen - Worldwide Growth Portfolio           _______.0%
Jennison Growth Portfolio                          _______.0%
NWQ Value Equity                                   _______.0%
Pilgrim Baxter Mid Cap Growth                      _______.0%
Salomon All Cap                                    _______.0%
Transamerica VIF Growth Portfolio                  _______.0%
Transamerica VIF Small Company Portfolio           _______.0%
T. Rowe Price Dividend Growth                      _______.0%
T. Rowe Price Equity Income Portfolio              _______.0%
T. Rowe Price Growth Stock Portfolio               _______.0%
T. Rowe Price International Stock Portfolio        _______.0%
T. Rowe Price Small Cap                            _______.0%
Van Kampen Emerging Growth                         _______.0%

              TOTAL MUST =                           100%

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7. FAMILY INCOME PROTECTOR
--------------------------

Must complete this section. If no selection is made, the FIP option will not apply.

Family Income Protector Option:

[ ](Available at an additional cost, see prospectus)
[ ]No

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8. MINIMUM DEATH BENEFIT
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Select one. If no selection, then Return of Premium will apply.

Your selection cannot be changed after the policy has been issued.

[ ] 5% Annually Compounding Death Benefit. (only if Owner and Annuitant are under age 75 at time of purchase.) M&E risk fee and administrative charge is 1.55% annually

[ ] Monthly Step-Up Death Benefit through age 80. (only if Owner and Annuitant are under age 81 at time of purchase.) M&E risk fee and administrative charge is 1.55% annually

[ ] Double Enhanced Death Benefit. (only if Owner and Annuitant are under age 81 at time of purchase.) M&E risk fee and administrative charge is 1.55% annually

[ ] Return of Premium Death Benefit.
    M&E risk fee and administrative charge is 1.40% annually

If the Annuitant is not the Owner, you the Owner, may elect the following regarding payment of the death benefit. If this election is not made, upon the death of the Annuitant the Owner will become the Annuitant and the death benefit will not be payable until the death of the owner.

[ ] At the Annuitant's death, I wish to have the death benefit paid to the named beneficiary.

(Policy Owner(s) initials required for this option.)

__________ Policy Owner(s)

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9. REPLACEMENT INFORMATION
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Will this annuity replace or change any existing annuity or life insurance?

[ ] No
[ ] Yes (If Yes, complete the following and include the appropriate transfer paperwork. NOTE: State Replacement Forms may be required and vary by state.)

Do you have an existing ordinary life or variable life policy and/or a fixed or variable annuity contract?

[ ] No
[ ] Yes (If Yes, complete the following.)

Company _________________________________

Policy No. ______________________________

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10. TELEPHONE TRANSFER AUTHORIZATION
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Please complete this section to authorize you and/or your Registered
Representative to make transfer requests via our recorded telephone line.

(check one selection only): [ ] Owner(s) only, or
                            [ ] Owner(s) and Owner's
                                Registered Representative

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11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
--------------------------------------------

 .   To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

 .   Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

 .   I am in receipt of a current prospectus for this variable annuity.

 .   This application is subject to acceptance by Transamerica Life Insurance
    Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of premiums paid.

 .   Policy values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

 .   When funds are allocated to Fixed Options Guarantee Periods, policy values under policy may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of Guarantee Period.

[ ] Check here if you want to be sent a copy of Statement of Additional
    Information.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at: ______________________________________________________
            City               State                  Date

Owner(s) Signature: ______________________________________________

Joint Owner(s) Signature: ________________________________________

Annuitant Signature: (if not Owner) ______________________________


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12. AGENT INFORMATION
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Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
[ ] No  [ ] Yes

Did you present and leave the applicant insurer - approved sales materials?
[ ] No  [ ] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent Name:

Please print First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Please print Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Signature: _________________________________________________________
Branch Phone #: ____________________________________________________
SS # / TIN: ________________________________________________________
Rep. License #: ____________________________________________________
Firm Name: _________________________________________________________
Firm Address: ______________________________________________________

For Registered Representative Use Only - Contact your home office for program information.

[ ] Option A   [ ] Option B
(Once selected program cannot be changed)